Consolidated Statements of Operations and Other Comprehensive Income
For the year ended Dec 31, 2010
In US dollars

	Summit Growth	Victory Score Ltd	Pro Forma	Pro Forma
	Corporation		adjustments	Consolidated
Revenue
- Product sales	-	37,396,515	-	37,396,515
- Leasing sales	-	2,234,237	-	2,234,237

	-	39,630,752	-	39,630,752

Costs of sales
- Product sales	-	(24,387,544)	-	(24,387,544)

Gross profit	-	15,243,208	-	15,243,208

Selling and distribution expenses	-	(1,308,767)	-	(1,308,767)
Administrative and other expenses	(7,748)	(1,890,801)	-	(1,898,549)

Operating (loss)/income	(7,748)	12,043,640	-	12,035,892
Other income	-	958,053	-	958,053
Interest expenses	-	(381,564)	-	(381,564)

(Loss)/income before income taxes	(7,748)	12,620,129	-	12,612,381
Income tax expenses	-	(1,798,009)	-	(1,798,009)

Net (loss)/income	(7,748)	10,822,120	-	10,814,372

Other comprehensive income:
- Foreign currency translation adjustments	-	587,775	-	587,775

Total comprehensive (loss)/income	(7,748)	11,409,895	-	11,402,147

Diuted EPS 8,242,704/27,780,000 US$	0.410

1.	Source: Unaudited financial statements of Summit Growth as of September 30, 2010 as filed in its Quarter Report on Form 10-Q filed with the SEC on November 17, 2010.
2.	Source: Unaudited consolidated financial statements of Victor Score limited as of September 30, 2010.
(A)
32,839,910 ordinary shares and 104,571.95 preference shares were issued to former Victor Score shareholders.  Upon consummation of the proposed increase and share consolidation, the 104,571.95 preference shares currently outstanding shall be automatically converted into 10,457,195 ordinary shares and total common shares outstanding after the reverse merger is  45,102,805 (pre-split), 27,780,000 (post-split)

(B)	Elimination of summit growth's capital accounts and accumulated deficit as result of recapitalization, and reflection of payment of all liabilities of summit growth prior to closing.

Consolidated Balance Sheets
As at Dec 31, 2010
In US dollars
	Summit Growth	Victory Score Ltd	Pro Forma			Pro Forma
	Corporation		adjustments			Consolidated
Asset
Current Asset
Cash	1,218	3,650,370	(1,218)	(B)		3,650,370
Accounts receivable	-	11,825,238	-			11,825,238
Inventories	-	5,580,175	-			5,580,175
Due from owners	-	12,420	-			12,420
Prepaid expenses	-	5,521,916	-			5,521,916
Due from a related company	-	775,456	-			775,456
Tax receivable	-	-	-			-

Total current assets	1,218	27,365,575	(1,218)			27,365,575

Property, plant and equipment, net	-	3,123,858	-			3,123,858
Construction in progress	-	1,368,351	-			1,368,351
Land use right, net	-	287,873	-			287,873
Intangible asset	-	4,248,422	-			4,248,422

Total assets	1,218	36,394,079	(1,218)			36,394,079

Liabilities and owners' equity

Current liabilities
Bank loans	-	7,945,543	-			7,945,543
Accounts payable	2,742	3,706,251	(2,742)			3,706,251
Accrued liabilities and other payables	-	216,565	-			216,565
Tax payable	-	1,316,676	-			1,316,676
Due to related companies	13,808		(13,808)	(B)		-
Due to owners	-		-			-

Total liabilities	16,550	13,185,035	(16,550)			13,185,035

Owners' equity
Share capital	341	50,000	(44,568)	(B)	(A)	5,773
Additional paid-in capital	9,717	3,034,380	34,510	(B)	(A)	3,077,268
Retained earnings	(25,390)	19,127,131	25,390	(B)		19,127,131
Accumulated other comprehensive income	-	997,533	-			997,533

Total owners' equity	(15,332)	23,209,044	15,332			23,207,705

Total liabilities and owners' equity	1,218	36,394,079	(1,218)			36,392,740

1.	Source: Unaudited financial statements of Summit Growth as of September 30, 2010 as filed in its Quarter Report on Form 10-Q filed with the SEC on November 17, 2010.
2.	Source: Unaudited consolidated financial statements of Victor Score limited as of September 30, 2010.
(A)
32,839,910 ordinary shares and 104,571.95 preference shares were issued to former Victor Score shareholders.  Upon consummation of the proposed increase and share consolidation, the 104,571.95 preference shares currently outstanding shall be automatically converted into 10,457,195 ordinary shares and total common shares outstanding after the reverse merger is  45,102,805 (pre-split), 27,780,000 (post-split)

(B)	Elimination of summit growth's capital accounts and accumulated deficit as result of recapitalization, and reflection of payment of all liabilities of summit growth prior to closing.

Consolidated Statements of Operations and Other Comprehensive Income
For the year ended December 31, 2009
In US dollars

	Summit Growth	Victory Score Ltd	Pro Forma	Pro Forma
	Corporation		adjustments	Consolidated

Revenue
- Product sales	-	23,293,443	-	23,293,443
- Leasing sales	-	732,687	-	732,687

	-	24,026,130	-	24,026,130

Costs of sales
- Product sales	-	(17,034,864)	-	(17,034,864)

Gross profit	-	6,991,266	-	6,991,266

Selling and distribution expenses	-	(504,007)	-	(504,007)
Administrative and other expenses	(3,243)	(772,456)	-	(775,699)

Operating (loss)/income	(3,243)	5,714,803	-	5,711,560
Other income	-	124,843	-	124,843
Interest expenses	-	(497,721)	-	(497,721)

(Loss)/income before income taxes	(3,243)	5,341,925	-	5,338,682
Income tax expenses	-	(693,820)	-	(693,820)

Net (loss)/income	(3,243)	4,648,105	-	4,644,862

Other comprehensive income:
- Foreign currency translation adjustments	-	(4,337)	-	(4,337)

Total comprehensive (loss)/income	(3,243)	4,643,768	-	4,640,525

Diluted EPS 4,640,525/27,780,000 US$	0.167

1.
 Source:   Unaudited financial statements of Summit Growth as of December 30, 2009 as filed in its Quarter Report on Form 10-Q filed with the SEC  and audited financial statements of Summit Growth as of June 30, 2009 as filed in its Quarter Report on Form 10-K filed with the SEC

2.	Source: Audited consolidated financial statements of Victor Score limited as of Dec 31, 2009
(A)
32,839,910 ordinary shares and 104,571.95 preference shares were issued to former Victor Score shareholders.  Upon consummation of the proposed increase and share consolidation, the 104,571.95 preference shares currently outstanding shall be automatically converted into 10,457,195 ordinary shares and total common shares outstanding after the reverse merger is  45,102,805 (pre-split), 27,780,000 (post-split)

(B)	Elimination of summit growth's capital accounts and accumulated deficit as result of recapitalization, and reflection of payment of all liabilities of summit growth prior to closing.